SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date  of  Report  (Date  of  earliest event reported):
                                  July 19, 1999

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (704) 386-5000
               (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         Release of Second Quarter Earnings. On July 19, 1999, Bank of America Corporation, the registrant (the "Registrant"), announced financial results for the second quarter of fiscal 1999, reporting earnings of $1.92 billion and earnings per common share of $1.10 ($1.07 diluted). A copy of the press release announcing the results of the Registrant's fiscal quarter ended June 30, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated July 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended June 30, 1999.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          BANK OF AMERICA CORPORATION



                                          By: /s/ Marc D. Oken
                                              _____________________

                                                  Marc D. Oken
                                                  Executive Vice President and
                                                  Principal Financial Executive




Dated:            July 23, 1999

                                  EXHIBIT INDEX


         EXHIBIT NO.               DESCRIPTION OF EXHIBIT

         99.1 Press Release dated July 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended June 30, 1999.

                                                                  EXHIBIT 99.1
FOR IMMEDIATE RELEASE
July 19, 1999


Contact: Investors  Susan Carr (704-386-8059) or Kevin Stitt (704-386-5667)
             Media        Bob Stickler or Rick Beebe  (704-386-8465)



BANK OF AMERICA SECOND QUARTER OPERATING EARNINGS RISE
TO A RECORD $2.06 BILLION

CHARLOTTE, NC, July 19, 1999 - Bank of America Corporation today reported operating earnings of $2.06 billion, or $1.18 per share ($1.15 diluted), for the second quarter of 1999, up from $2.02 billion, or $1.16 per share ($1.13 diluted), a year earlier. The company's return on common equity was 17.64 percent and the return on average assets was 1.34 percent. Operating earnings increased 8 percent from the first quarter of 1999.

After a merger-related charge of $145 million after taxes, net income in the latest quarter was $1.92 billion, or $1.10 per share ($1.07 diluted). In the second quarter of 1998, a $277 million after-tax gain on the sale of Florida branches brought net income to $2.30 billion, or $1.32 per share ($1.28 diluted).

Cash operating earnings - which exclude the amortization of intangibles - were $2.28 billion, or $1.31 per share ($1.28 diluted). The return on tangible equity was 28.49 percent. A year earlier, cash operating earnings were $2.25 billion, or $1.29 per share ($1.25 diluted).

"Bank of America continues to make significant progress toward our goals, as reflected in our successful merger integration efforts, solid core operating results and many new initiatives aimed at improving and expanding customer relationships," said Hugh L. McColl Jr., chairman and chief executive officer.

more

For the first six months of 1999, operating earnings were $3.97 billion and net income was $3.83 billion. Operating earnings per share were $2.28 ($2.23 diluted) and reported earnings per share were $2.20 per share ($2.15 diluted). A year ago, operating income was $3.99 billion, or $2.30 per share ($2.23 diluted). For the first six months of 1998, net income was $3.63 billion, or $2.09 per share ($2.03 diluted).

Second Quarter Earnings Highlights  (compared to a year ago)
-----------------------------------------------------------
o The efficiency ratio improved nearly 300 basis points to 54 percent, led by a 7 percent decline in expenses.
o Average managed loans increased 11 percent, driven by a 16 percent increase in managed consumer loans and a 6 percent increase in managed commercial loans.
o Fee-based revenue was generally strong. Credit card and deposit fee income was up significantly while investment banking, although below last year's record, also had a strong performance.

Net Interest Income
-------------------
Fully taxable-equivalent net interest income of $4.66 billion was essentially unchanged from a year earlier, as the impact of loan and deposit growth was mostly offset by the effects of asset securitizations, divestitures, loan sales and a higher level of lower-yielding securities. Average managed loans grew 11 percent to $389 billion, reflecting increases in both consumer and commercial loans. The net yield on earning assets declined by 27 basis points to 3.53 percent.

Noninterest Income
------------------
Noninterest income declined 3 percent to $3.52 billion, as gains in trading, credit card, brokerage, asset management and deposit fee revenues were offset by lower mortgage banking income, investment banking revenue and other income. The reduction in investment banking revenue resulted in part from the sale of one of the company's investment banking units in the second half of 1998. A year ago, other income included a gain on the sale of the Columbia Seafirst Center.

Securities gains were $52 million compared to $120 million in the second quarter of 1998.

more

Efficiency
----------
Noninterest expense was reduced by 7 percent to $4.46 billion, reflecting cost savings resulting from recent mergers somewhat offset by continued spending on merger transition projects. Personnel expense dropped by 7 percent, and other operating expenses were also reduced. The efficiency ratio was 54 percent, a significant improvement from 57 percent a year earlier.

Credit Quality
--------------
The provision for credit losses in the second quarter was $510 million, compared to $495 million a year earlier. Net charge-offs were $520 million versus $505 million a year ago. Net charge-offs represented .57 percent of loans and leases, a 2-basis-point improvement from a year ago.

Nonperforming assets were $3.07 billion, or .84 percent of loans, leases and foreclosed properties on June 30, 1999, compared to $2.53 billion, or .73 percent a year earlier. The allowance for credit losses totaled $7.10 billion on June 30, 1999, equal to 252 percent of nonperforming loans and 1.95 percent of loans and leases. The allowance was $6.73 billion, or 300 percent of nonperforming loans and 1.95 percent of loans and leases, a year earlier.

Capital Strength
----------------
Shareholders' equity stood at $45.6 billion at June 30, 1999. Total capital was equal to 8.24 percent of assets. The company's market capitalization was $126 billion. On June 23, the company authorized the repurchase of up to 130 million common shares over 24 months, with an expectation to complete the program within 18months. Through June 30, the company had purchased 25 million shares.

Business Segment Results
------------------------
Consumer Banking, which serves individuals and small businesses, earned $979 million, while Commercial Banking, which serves companies with from $10 million to $500 million in revenue, earned $220 million. Together, they represented 58 percent of the company's operating income. Global Corporate and Investment Banking, which serves large corporate customers, earned $581 million, representing 28 percent of the company's earnings. Principal Investing and Asset Management, which encompasses the private bank, trust, investment management, mutual funds, retail brokerage and principal investing, earned $184 million, representing 9 percent.

more

Bank of America, with $614 billion in assets, is the largest bank in the United States. The company serves more than 30 million households and 2 million businesses across the country, offering customers the largest and most convenient delivery network from offices and ATMs to telephone and internet access. It also provides comprehensive international corporate financial services for clients doing business around the world. The company creates financial relationships featuring a full array of financial services, from traditional banking products to investments and capital raising within the securities markets. Bank of America stock (ticker: BAC) is listed on the New York, Pacific and London stock exchanges and certain shares are listed on the Tokyo Stock Exchange. Further investor information can be found at www.bankofamerica.com/investor.


                              www.bankofamerica.com


Bank of America Corporation
                                                                          Three Months                       Six Months
                                                                         Ended June 30                      Ended June 30
Financial Summary                                                 ---------------------------------   ------------------------------
------------------                                                      1999               1998              1999           1998
                                                                  --------------     --------------   -------------   --------------
(In millions, except per-share data)

Operating net income                                                   $ 2,060           $ 2,021           $ 3,974        $ 3,994
   Operating earnings per common share                                    1.18              1.16              2.28           2.30
   Diluted operating earnings per common share                            1.15              1.13              2.23           2.23

Cash basis earnings (1)                                                  2,285             2,248             4,421          4,449
   Cash basis earnings per common share                                   1.31              1.29              2.54           2.56
   Cash basis diluted earnings per common share                           1.28              1.25              2.48           2.49
Dividends paid per common share                                            .45               .38               .90            .76
Price per share of common stock at period end                            73.31             76.69             73.31          76.69
Average common shares                                                1,743.503         1,732.168         1,740.549      1,728.353
Average diluted common shares                                        1,786.844         1,784.712         1,783.316      1,778.947

Summary Income Statement (Operating Basis)
-----------------------------------------
(Taxable-equivalent in millions)

Net interest income                                                    $ 4,663           $ 4,668           $ 9,308        $ 9,327
Provision for credit losses                                               (510)             (495)           (1,020)        (1,005)
Gains on sales of securities                                                52               120               182            333
Noninterest income                                                       3,522             3,636             6,745          7,129
Other noninterest expense                                               (4,457)           (4,767)           (8,910)        (9,471)
                                                                ---------------  ----------------   ---------------  -------------

Income before income taxes                                               3,270             3,162             6,305          6,313
Income taxes - including FTE adjustment                                  1,210             1,141             2,331          2,319
                                                                ---------------  ----------------   ---------------  -------------
Operating net income                                                   $ 2,060           $ 2,021           $ 3,974        $ 3,994
                                                                ===============  ================   ===============  =============

Summary Balance Sheet
----------------------
(Average balances in billions)

Loans and leases                                                     $ 364.753         $ 342.787         $ 362.760      $ 342.381
Managed loans and leases (2)                                           389.373           351.321           387.164        349.297
Securities                                                              77.855            63.052            76.848         64.412
Earning assets                                                         530.049           491.945           526.884        492.878
Total assets                                                           615.364           573.975           612.510        576.394
Deposits                                                               342.249           342.369           344.080        341.125
Shareholders' equity                                                    46.891            44.857            46.587         44.246
Common shareholders' equity                                             46.821            44.198            46.516         43.579

Performance Indices (Operating Basis)
-------------------------------------
Return on average common shareholders' equity                            17.64  %          18.24  %          17.22  %       18.38 %
Return on average tangible common shareholders' equity                   28.49             31.23             27.97          31.88
Return on average assets                                                  1.34              1.41              1.31           1.40
Return on average tangible assets                                         1.53              1.61              1.49           1.60
Net interest yield                                                        3.53              3.80              3.55           3.81
Efficiency ratio                                                         54.44             57.38             55.49          57.55
Cash basis efficiency ratio                                              51.70             54.65             52.71          54.79
Net charge-offs (in millions)                                            $ 520             $ 505           $ 1,039        $ 1,021
   % of average loans and leases                                           .57  %            .59  %            .58  %         .60 %
Managed bankcard net charge-offs as a % of average
   managed bankcard receivables                                           6.13              6.52              6.07           6.65

Reported Results (Including Merger-Related Charges)
---------------------------------------------------
(In millions, except per-share data)

Net income                                                             $ 1,915           $ 2,298           $ 3,829        $ 3,629
   Earnings per common share                                              1.10              1.32              2.20           2.09
   Diluted earnings per common share                                      1.07              1.28              2.15           2.03
Return on average common shareholders' equity                            16.40             20.76             16.59          16.69


(1)  Cash basis earnings equal operating net income excluding amortization of intangibles.
(2)  Prior periods are restated for comparison (e.g. acquisitions, divestitures and securitizations).
(3)  Ratios and amounts for 1998 have not been restated to reflect the impact of the
     BankAmerica merger.


Bank of America Corporation                                    - Continued
                                                                                              June 30
                                                                                 ----------------------------------
                                                                                       1999              1998
                                                                                 ----------------------------------
Balance Sheet Highlights
------------------------
(In billions, except per-share data)

Loans and leases                                                                       $ 363.581         $ 344.358
Securities                                                                                76.511            60.853
Earning assets                                                                           528.797           486.339
Total assets                                                                             614.102           571.890
Deposits                                                                                 339.045           347.877
Shareholders' equity                                                                      45.631            46.709
Common shareholders' equity                                                               45.551            46.646
   Per share                                                                               26.44             26.88

Total equity to assets ratio (period-end)                                                   7.43  %           8.17  %

Risk-based capital (3)
   Tier 1 capital ratio                                                                     7.38              7.32
   Total capital ratio                                                                     11.09             11.77

Leverage ratio (3)                                                                          6.34              6.21

Common shares issued and outstanding (in millions)                                     1,722.931         1,735.233

Allowance for credit losses                                                              $ 7.096           $ 6.731
Allowance for credit losses as a % of loans and leases                                      1.95  %           1.95  %
Allowance for credit losses as a % of nonperforming loans                                 252.38            299.98
Nonperforming loans                                                                      $ 2.812           $ 2.244
Nonperforming assets                                                                       3.070             2.526
Nonperforming assets as a % of:
   Total assets                                                                              .50  %            .44  %
   Loans, leases and foreclosed properties                                                   .84               .73

Other Data
----------
Full-time equivalent headcount                                                           161,919           178,729
Banking centers                                                                            4,531             4,866
ATMs                                                                                      14,051            14,691



BUSINESS SEGMENT RESULTS - Three months ended June 30, 1999
(In millions)
                                                                  Operating       Average Loans     Return on Average
                                                 Total Revenue    Net Income       and Leases            Equity
                                                 -------------- ---------------  ----------------   -----------------
Consumer Banking                                       $ 4,547           $ 979         $ 183,853          20%
Commercial Banking                                         766             220            55,350          19
Global Corporate and Investment Banking                  2,133             581           107,278          19
Principal Investing and Asset Management                   634             184            18,864          25



Bank of America Corporation
Consolidated Financial Highlights
(Excludes Merger-Related Charges)
-----------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions Except Per-Share Information, Shares in Millions)

                                                                     Second       First      Fourth      Third       Second
                                                                    Quarter     Quarter     Quarter     Quarter     Quarter
                                                                      1999        1999        1998        1998        1998
                                                                   ----------------------------------------------------------
Net income                                                           $ 2,060     $ 1,914     $ 1,603       $ 893     $ 2,021
Cash basis earnings                                                    2,285       2,136       1,825       1,117       2,248

Earnings per common share                                               1.18        1.10         .92         .51        1.16
Diluted earnings per common share                                       1.15        1.08         .91         .50        1.13
Cash basis earnings per common share                                    1.31        1.23        1.05         .64        1.29
Cash basis diluted earnings per common share                            1.28        1.20        1.04         .63        1.25
Dividends per common share                                               .45         .45         .45         .38         .38

Average common shares issued and outstanding                       1,743.503    1,737.562  1,731.314   1,740.092    1,732.168
Average diluted common shares issued and oustanding                1,786.844    1,779.708  1,763.055   1,784.418    1,784.712
Period-end common shares issued and outstanding                    1,722.931    1,740.872  1,724.484   1,742.038    1,735.233

Period-end managed loans and leases*                               $ 388,754    $ 382,947  $ 377,704   $ 365,707    $ 352,516
Average managed loans and leases*                                    389,373      384,823    376,507     361,087      351,321

           *Prior periods restated for comparison (e.g. acquisitions, divestitures and securitizations).

Performance ratios:
    Return on average assets                                            1.34  %     1.27  %     1.05  %      .61  %     1.41  %
    Return on average tangible assets                                   1.53        1.46        1.22         .79        1.61
    Return on average common shareholders' equity                      17.64       16.78       14.12        7.73       18.24
    Return on average tangible common shareholders' equity             28.49       27.44       23.97       14.51       31.23
    Efficiency ratio                                                   54.44       56.59       64.16       66.55       57.38
    Cash basis efficiency ratio                                        51.70       53.76       61.12       63.28       54.65
    Net interest yield                                                  3.53        3.58        3.58        3.60        3.80

Book value per common share                                          $ 26.44     $ 26.86     $ 26.60     $ 27.12     $ 26.88

Market price per share of common stock:
    High for the period                                             75           74  1/2     66  5/8     88  7/16   85
    Low for the period                                              62  1/2      59  1/2     44          47  7/8    72  1/16
    Closing price                                                   73  5/16     70  5/8     60  1/8     53  1/2    76 11/16

Other data:
    Number of banking centers                                          4,531       4,676       4,708       4,870       4,866
    Number of ATMs                                                    14,051      14,229      14,327      14,333      14,691
    Full-time equivalent employees                                   161,919     166,422     170,975     174,844     178,729


Business Segment Results - Second Quarter 1999

                                                                                   Average loans             Return on
                                           Total revenue        Net income           and leases           average equity
                                          ---------------- ------------------------------------------  ----------------------
Consumer Banking                             4,547     56      979    48         183,853      50               20
Commercial Banking                             766      9      220    11          55,350      15               19
Global Corporate and Investment Banking      2,133     26      581    28         107,278      29               19
Principal Investing and Asset Management       634      8      184     9          18,864       5               25

Bank of America Corporation
Consolidated Statement of Income
(Operating Results excluding Merger-Related Charges)
--------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                         Second      First      Fourth      Third      Second
                                                                        Quarter    Quarter     Quarter     Quarter    Quarter
                                                                         1999        1999        1998       1998        1998
                                                                      ----------------------------------------------------------
Interest income
     Interest and fees on loans and leases                                $ 6,853    $ 6,770     $ 7,030     $ 7,084    $ 7,105
     Interest and dividends on securities                                   1,143      1,175       1,191       1,105      1,077
     Federal funds sold and securities
         purchased under agreements to resell                                 387        381         486         492        433
     Trading account assets                                                   525        545         612         584        692
     Other interest income                                                    298        330         319         343        330
                                                                      ----------------------------------------------------------
          Total interest income                                             9,206      9,201       9,638       9,608      9,637
                                                                      ----------------------------------------------------------
Interest expense
     Deposits                                                               2,168      2,312       2,598       2,830      2,690
     Short-term borrowings                                                  1,396      1,355       1,422       1,278      1,229
     Trading account liabilities                                              150        129         165         194        262
     Long-term debt                                                           880        805         844         862        830
                                                                      ----------------------------------------------------------
          Total interest expense                                            4,594      4,601       5,029       5,164      5,011
                                                                      ----------------------------------------------------------
Net interest income                                                         4,612      4,600       4,609       4,444      4,626
Provision for credit losses                                                   510        510         510       1,405        495
                                                                      ----------------------------------------------------------
Net interest income after provision for credit losses                       4,102      4,090       4,099       3,039      4,131
Gains on sales of securities                                                   52        130         404         280        120

Noninterest income
    Service charges on deposit accounts                                       900        855         881         855        844
    Mortgage servicing income                                                 125        132         103         (93)       207
    Investment banking income                                                 555        388         356         376        664
    Trading account profits and fees                                          395        500          96        (529)       232
    Brokerage income                                                          192        184         162         198        188
    Nondeposit-related service fees                                           123        136         150         163        164
    Asset management and fiduciary service fees                               274        243         229         238        261
    Credit card income                                                        448        360         398         379        352
    Other income                                                              510        425         280         818        724
                                                                      ----------------------------------------------------------
          Total noninterest income                                          3,522      3,223       2,655       2,405      3,636
                                                                      ----------------------------------------------------------


Other noninterest expense
    Personnel                                                               2,261      2,333       2,301       2,246      2,425
    Occupancy                                                                 395        396         413         427        421
    Equipment                                                                 339        358         384         346        334
    Marketing                                                                 147        147         135         143        145
    Professional fees                                                         166        126         233         206        209
    Amortization of intangibles                                               225        222         223         224        227
    Data processing                                                           214        190         205         195        186
    Telecommunications                                                        140        136         152         142        138
    Other general operating                                                   446        420         493         510        528
    General administrative and other                                          124        125         148         144        154
                                                                      ----------------------------------------------------------
          Total other noninterest expense                                   4,457      4,453       4,687       4,583      4,767
                                                                      ----------------------------------------------------------
Income before income taxes                                                  3,219      2,990       2,471       1,141      3,120
Income tax expense                                                          1,159      1,076         868         248      1,099
                                                                      ----------------------------------------------------------
Net income                                                                $ 2,060    $ 1,914     $ 1,603       $ 893    $ 2,021
                                                                      ----------------------------------------------------------
Net income available to common shareholders                               $ 2,059    $ 1,912     $ 1,602       $ 891    $ 2,010
                                                                      ----------------------------------------------------------

Per-share information
      Earnings per common share                                            $ 1.18     $ 1.10       $ .92       $ .51     $ 1.16
                                                                      ----------------------------------------------------------
      Diluted earnings per common share                                    $ 1.15     $ 1.08       $ .91       $ .50     $ 1.13
                                                                      ----------------------------------------------------------
      Dividends per common share                                            $ .45      $ .45       $ .45       $ .38      $ .38
                                                                      ----------------------------------------------------------

Average common shares issued and outstanding (in thousands)             1,743,503  1,737,562   1,731,314   1,740,092  1,732,168
                                                                      ----------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)     1,786,844  1,779,708   1,763,055   1,784,418  1,784,712
                                                                      ----------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Consolidated Balance Sheet
-----------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                                   June 30        March 31       June 30
                                                                     1999           1999           1998
                                                                 ------------   ------------   ------------
Assets
   Cash and cash equivalents                                        $ 24,197       $ 25,925       $ 27,112
   Time deposits placed and
      other short-term investments                                     5,350          5,615          7,246
   Securities:
      Held for investment                                              1,499          1,522          4,414
      Available for sale                                              75,012         76,947         56,439
                                                                 ------------   ------------   ------------
         Total securities                                             76,511         78,469         60,853
                                                                 ------------   ------------   ------------
   Federal funds sold and securities
      purchased under agreements to resell                            35,907         26,751         25,098
   Trading account assets                                             35,427         42,382         38,073
   Derivative-dealer assets                                           13,808         13,585         13,676

   Loans and leases                                                  363,581        363,102        344,358
   Allowance for credit losses                                        (7,096)        (7,123)        (6,731)
                                                                 ------------   ------------   ------------
          Loans and leases, net of allowance for credit losses       356,485        355,979        337,627
                                                                 ------------   ------------   ------------
   Premises and equipment, net                                         7,012          7,129          7,248
   Customers' acceptance liability                                     1,908          2,194          3,734
   Interest receivable                                                 3,478          3,620          3,567
   Mortgage servicing rights                                           3,538          3,037          2,474
   Goodwill                                                           12,741         12,651         13,182
   Core deposit and other intangibles                                  1,875          1,942          2,140
   Other assets                                                       35,865         34,966         29,860
                                                                 ------------   ------------   ------------
          Total assets                                             $ 614,102      $ 614,245      $ 571,890
                                                                 ============   ============   ============

 Liabilities
   Deposits in domestic offices:
      Interest-bearing                                             $ 201,018      $ 201,343      $ 200,217
      Noninterest-bearing                                             88,611         87,769         87,175
   Deposits in foreign offices:
      Interest-bearing                                                47,641         52,457         58,677
      Noninterest-bearing                                              1,775          1,748          1,808
                                                                 ------------   ------------   ------------
         Total deposits                                              339,045        343,317        347,877
                                                                 ------------   ------------   ------------
   Federal funds purchased and securities
      sold under agreements to repurchase                             78,317         74,767         56,464
   Trading account liabilities                                        16,394         16,454         16,091
   Derivative-dealer liabilities                                      13,506         14,372         12,395
   Commercial paper                                                    7,604          8,379          5,265
   Other short-term borrowings                                        34,045         31,366         17,172
   Acceptances outstanding                                             1,908          2,194          3,735
   Accrued expenses and other liabilities                             17,638         20,712         16,162
   Trust preferred securities                                          4,955          4,954          4,918
   Long-term debt                                                     55,059         50,899         45,102
                                                                 ------------   ------------   ------------
         Total liabilities                                           568,471        567,414        525,181
                                                                 ------------   ------------   ------------
 Shareholders' equity
   Preferred stock                                                        80             81             85
   Common stock: authorized - 5,000,000,000 shares;
       issued and outstanding 1,722,930,646;
       1,740,871,815 and 1,735,233,309 shares                         14,433         15,828         15,535
   Retained earnings                                                  33,256         32,128         30,847
   Accumulated other comprehensive income                             (1,595)          (580)           371
   Other                                                                (543)          (626)          (129)
                                                                 ------------   ------------   ------------
         Total shareholders' equity                                   45,631         46,831         46,709
                                                                 ------------   ------------   ------------
               Total liabilities and shareholders' equity          $ 614,102      $ 614,245      $ 571,890
                                                                 ============   ============   ============


    Bank of America Corporation
    Quarterly Taxable-Equivalent Data
    ----------------------------------------------------------------------------------------------------------------------------
    (Dollars in Millions)
                                                                        Second Quarter 1999           First Quarter 1999
                                                                   -------------------------------------------------------------
                                                                              Interest                     Interest
                                                                              Income                       Income
                                                                    Average     or     Yield/    Average     or     Yield/
                                                                    Balance   Expense   Rate     Balance   Expense  Rate
                                                                      ---------- -------- -------  ---------- --------- ------
    Earning assets
       Loans and leases (1)
          Commercial - domestic                                    $ 138,257   $2,473    7.17 %  $ 138,272  $2,444   7.16 %
          Commercial - foreign                                        30,209      456    6.05       31,568     494   6.35
          Commercial real estate - domestic                           25,938      533    8.25       26,827     559   8.45
          Commercial real estate - foreign                               289        6    8.48          286       6   8.79
                                                                   -------------------------------------------------------------
              Total commercial                                       194,693    3,468    7.14      196,953   3,503   7.21
                                                                   -------------------------------------------------------------
          Residential mortgage                                        80,151    1,430    7.14       75,789   1,356   7.18
          Home equity lines                                           15,857      304    7.68       15,537     298   7.79
          Direct/Indirect consumer                                    42,240      859    8.15       41,652     847   8.24
          Consumer finance                                            17,794      424    9.56       15,880     373   9.53
          Bankcard                                                    10,365      306   11.83       11,287     327  11.76
          Foreign consumer                                             3,653       87    9.55        3,648      89   9.90
                                                                   -------------------------------------------------------------
              Total consumer                                         170,060    3,410    8.03      163,793   3,290   8.11
                                                                   -------------------------------------------------------------
                   Total loans and leases                            364,753    6,878    7.56      360,746   6,793   7.62
                                                                   -------------------------------------------------------------
       Securities
         Held for investment                                           1,482       28    7.61        1,905      33   6.84
         Available for sale (2)                                       76,373    1,139    5.97       73,925   1,161   6.31
                                                                   -------------------------------------------------------------
              Total securities                                        77,855    1,167    6.00       75,830   1,194   6.33
                                                                   -------------------------------------------------------------
       Federal funds sold and securities purchased under
             agreements to resell                                     29,521      387    5.25       26,561     381   5.80
       Time deposits placed and other short-term investments           5,159       65    5.03        6,408      88   5.58
       Trading account assets                                         39,837      528    5.31       41,129     547   5.36
       Other earning assets                                           12,924      232    7.23       13,008     243   7.53
                                                                   -------------------------------------------------------------
              Total earning assets (3)                               530,049    9,257    7.00      523,682   9,246   7.13
                                                                   -------------------------------------------------------------
    Cash and cash equivalents                                         25,868                        25,826
    Other assets, less allowance for credit losses                    59,447                        60,116
                                                                   -------------------------------------------------------------
             Total assets                                          $ 615,364                     $ 609,624
                                                                   -------------------------------------------------------------

    Interest-bearing liabilities
       Domestic interest-bearing deposits:
          Savings                                                   $ 21,799       67    1.24     $ 21,637      71   1.33
          NOW and money market deposit accounts                      100,897      581    2.31       99,864     575   2.33
          Consumer CDs and IRAs                                       73,601      847    4.61       74,362     857   4.68
          Negotiated CDs, public funds and other time deposits         6,238       80    5.14        6,914      89   5.20
                                                                   -------------------------------------------------------------
             Total domestic interest-bearing deposits                202,535    1,575    3.12      202,777   1,592   3.18
                                                                   -------------------------------------------------------------
       Foreign interest-bearing deposits (4):
          Banks located in foreign countries                          16,947      196    4.62       20,379     268   5.34
          Governments and official institutions                        8,089       98    4.81        9,172     113   5.02
          Time, savings and other                                     26,354      299    4.56       26,980     339   5.10
                                                                   -------------------------------------------------------------
             Total foreign interest-bearing deposits                  51,390      593    4.62       56,531     720   5.17
                                                                   -------------------------------------------------------------
             Total interest-bearing deposits                         253,925    2,168    3.42      259,308   2,312   3.62
                                                                   -------------------------------------------------------------
       Federal funds purchased, securities sold under agreements
             to repurchase and other short-term borrowings           116,339    1,396    4.82      112,384   1,355   4.88
       Trading account liabilities                                    14,178      150    4.25       12,679     129   4.13
       Long-term debt (5)                                             58,302      880    6.03       52,642     805   6.12
                                                                   -------------------------------------------------------------
              Total interest-bearing liabilities (6)                 442,744    4,594    4.16      437,013   4,601   4.26
                                                                   -------------------------------------------------------------
    Noninterest-bearing sources:
       Noninterest-bearing deposits                                   88,324                        86,623
       Other liabilities                                              37,405                        39,709
       Shareholders' equity                                           46,891                        46,279
                                                                   -------------------------------------------------------------
              Total liabilities and shareholders' equity           $ 615,364                     $ 609,624
                                                                   -------------------------------------------------------------
    Net interest spread                                                                  2.84                        2.87
    Impact of noninterest-bearing sources                                                 .69                         .71
                                                                   ------------------- ----------------------------------------
    Net interest income/yield on earning assets                                $4,663    3.53 %             $4,645   3.58 %
                                                                   -------------------------------------------------------------


(1)    Nonperforming loans are included in the respective average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
(2)    The average balance sheet amounts and yields on securities available for sale are based on the average of historical amortized cost balances.
(3)    Interest income includes taxable-equivalent adjustments of $51 and $45 in the second and first quarters of 1999 and $41, $40 and $42 in the fourth, third, and second quarters of 1998, respectively.  Interest income also includes the impact of risk management interest rate contracts, which increased interest income on the underlying linked assets
       $83 and $63 in the second and first quarters of 1999 and $70, $46, and $29 in the fourth, third, and second quarters of
       1998, respectively.
(4)    Primarily consists of time deposits in denominations of $100,000 or more.
(5)    Long-term debt includes trust preferred securities.
(6)    Interest expense includes the impact of risk management interest rate contracts, which decreased interest expense on the underlying linked liabilities $52 and $60 in the second and first quarters of 1999 and $27, $9, and $4 in the fourth, third, and second quarters of 1998, respectively.


----------------------------------------------------------------------------------------

      Fourth Quarter 1998          Third Quarter 1998           Second Quarter 1998
----------------------------------------------------------------------------------------
            Interest                     Interest                     Interest
             Income                       Income                       Income
  Average      or     Yield/   Average      or    Yield/     Average     or    Yield/
  Balance   Expense   Rate     Balance   Expense   Rate      Balance  Expense   Rate
--------------------- ------  ---------------------------   --------------------------

  $ 136,629   $2,542   7.39 %  $ 132,537  $ 2,538   7.59 %  $ 127,788  $ 2,496   7.84 %
     32,893      569   6.86       31,245      578   7.35       30,046      556   7.41
     28,427      601   8.38       28,027      610   8.64       28,228      644   9.15
        319        8   9.39          338        8  10.51          334        9   9.82
----------------------------------------------------------------------------------------
    198,268    3,720   7.45      192,147    3,734   7.71      186,396    3,705   7.97
----------------------------------------------------------------------------------------
     73,033    1,336   7.30       70,619    1,155   6.53       69,337    1,171   6.76
     15,781      326   8.17       16,024      485  12.03       16,271      473  11.64
     40,557      876   8.57       39,582      854   8.56       40,404      895   8.90
     14,368      338   9.33       14,197      385  10.76       14,249      387  10.88
     12,078      366  12.01       12,751      399  12.43       12,780      409  12.83
      3,551       94  10.47        3,465       93  10.57        3,350       87  10.53
----------------------------------------------------------------------------------------
    159,368    3,336   8.32      156,638    3,371   8.56      156,391    3,422   8.77
----------------------------------------------------------------------------------------
    357,636    7,056   7.84      348,785    7,105   8.09      342,787    7,127   8.34
----------------------------------------------------------------------------------------

      2,948       44   6.09        4,286       76   6.99        4,525       79   7.03
     69,354    1,162   6.68       61,250    1,046   6.82       58,527    1,017   6.95
----------------------------------------------------------------------------------------
     72,302    1,206   6.66       65,536    1,122   6.83       63,052    1,096   6.96
----------------------------------------------------------------------------------------

     29,564      486   6.53       27,646      492   7.06       25,275      433   6.86
      6,702      111   6.56        7,483      138   7.31        7,916      129   6.54
     39,391      613   6.19       35,487      587   6.59       42,421      693   6.56
     11,471      207   7.19       10,974      204   7.42       10,494      201   7.68
----------------------------------------------------------------------------------------
    517,066    9,679   7.44      495,911    9,648   7.73      491,945    9,679   7.89
----------------------------------------------------------------------------------------
     25,834                       24,160                       25,071
     63,641                       58,282                       56,959
----------------------------------------------------------------------------------------
  $ 606,541                    $ 578,353                    $ 573,975
----------------------------------------------------------------------------------------



   $ 21,702       91   1.67     $ 22,775      107   1.87     $ 23,208      112   1.93
     97,589      622   2.53       95,276      634   2.64       96,605      638   2.65
     74,923      956   5.06       74,313      984   5.25       74,002      983   5.29
      7,388       96   5.16        8,696      120   5.45        8,388      117   5.63
----------------------------------------------------------------------------------------
    201,602    1,765   3.47      201,060    1,845   3.64      202,203    1,850   3.66
----------------------------------------------------------------------------------------

     24,938      325   5.17       27,892      418   5.95       22,393      326   5.84
     10,278      143   5.54       11,084      156   5.59       10,629      150   5.64
     26,868      365   5.39       24,086      411   6.77       22,592      364   6.49
----------------------------------------------------------------------------------------
     62,084      833   5.32       63,062      985   6.20       55,614      840   6.07
----------------------------------------------------------------------------------------
    263,686    2,598   3.91      264,122    2,830   4.25      257,817    2,690   4.18
----------------------------------------------------------------------------------------

    104,416    1,422   5.40       84,283    1,278   6.02       82,385    1,229   5.98
     14,194      165   4.62       15,454      194   4.97       19,817      262   5.30
     51,779      844   6.52       51,365      862   6.71       49,254      830   6.74
----------------------------------------------------------------------------------------
    434,075    5,029   4.60      415,224    5,164   4.94      409,273    5,011   4.90
----------------------------------------------------------------------------------------

     88,080                       83,661                       84,552
     39,335                       33,712                       35,293
     45,051                       45,756                       44,857
----------------------------------------------------------------------------------------
  $ 606,541                    $ 578,353                    $ 573,975
----------------------------------------------------------------------------------------
                       2.84                         2.79                         2.99
                        .74                          .81                          .81
----------------------------------------------------------------------------------------
              $4,650   3.58 %             $ 4,484   3.60 %             $ 4,668   3.80 %
----------------------------------------------------------------------------------------

Bank of America Corporation
Credit Quality - Nonperforming Assets
---------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                     June 30,      March 31,      December 31,  September 30,    June 30,
                                                       1999           1999           1998           1998           1998
                                                ---------------------------------------------------------------------------
Nonperforming loans:
    Commercial - domestic                            $ 1,085        $ 1,085          $ 812          $ 717          $ 646
    Commercial - foreign                                 492            434            314            288            347
    Commercial real estate - domestic                    203            272            299            303            306
    Commercial real estate - foreign                       3              3              4              3              3
    Residential mortgage                                 565            634            722            690            669
    Home equity lines                                     44             41             50             46             45
    Direct/Indirect consumer                              17             20             21             38             33
    Consumer finance                                     382            332            246            209            187
    Foreign consumer                                      21             17             14              -              8
                                                ---------------------------------------------------------------------------
          Total nonperforming loans                    2,812          2,838          2,482          2,294          2,244

Foreclosed properties                                    258            282            282            288            282
                                                ---------------------------------------------------------------------------

          Total nonperforming assets                 $ 3,070        $ 3,120        $ 2,764        $ 2,582        $ 2,526
                                                ---------------------------------------------------------------------------


Loans past due 90 days or more and not classified as
    nonperforming                                      $ 631          $ 571          $ 611          $ 540          $ 539

Nonperforming assets as a percentage of:
    Total assets                                         .50 %          .51 %          .45 %          .43 %          .44 %
    Loans, leases and foreclosed properties              .84            .86            .77            .73            .73


---------------------------------------------------------------------------------------------------------------------------
Total Nonperforming Assets by Business Segment:
    Consumer Banking                                 $ 1,410        $ 1,381        $ 1,348        $ 1,298          $ 973
    Commercial Banking                                   559            575            438            436            379
    Global Corporate Investment Banking                1,061          1,096            934            818            901
    Principal Investing and Asset Management              39             66             40             28             25
    Other                                                  1              2              4              2            248
                                                ---------------------------------------------------------------------------
          Total nonperforming assets                 $ 3,070        $ 3,120        $ 2,764        $ 2,582        $ 2,526
                                                ---------------------------------------------------------------------------



Bank of America Corporation
Credit Quality - Loan Losses
----------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                           Second          First         Fourth          Third        Second
                                           Quater         Quarter        Quarter        Quarter       Quarter
                                            1999           1999           1998           1998          1998
                                        ------------------------------------------------------------------------
Gross charge-offs:
    Commercial - domestic                     $ 178         $ 206          $ 137         $ 450           $ 74
    Commercial - foreign                         88            30             66           107             53
    Commercial real estate - domestic             5             2              3             5             10
    Commercial real estate - foreign              1             -              -             -              -
    Residential mortgage                          8             7              9             8              6
    Home equity lines                             7             6              6             6              7
    Bankcard                                    167           172            185           192            219
    Direct/Indirect consumer                    127           140            153           125            138
    Consumer finance                             84            98            116           147            139
    Other consumer domestic                       -             -             (1)            1              -
    Foreign consumer                              7             5              5             2              3
                                        ------------------------------------------------------------------------
         Total                                $ 672         $ 666          $ 679       $ 1,043          $ 649
                                        ------------------------------------------------------------------------

Net charge-offs:
    Commercial - domestic                     $ 147         $ 181          $ 113         $ 427           $ 50
    Commercial - foreign                         84            29             65           106             51
    Commercial real estate - domestic            (6)           (2)             -            (1)             6
    Commercial real estate - foreign              1             -              -             -              -
    Residential mortgage                          7             5              8             8              4
    Home equity lines                             3             4              3             3              5
    Bankcard                                    153           155            164           170            197
    Direct/Indirect consumer                     83            95            113            87             98
    Consumer finance                             42            48             76            98             92
    Other consumer domestic                       -             -             (1)            1              -
    Foreign consumer                              6             4              3             3              2
                                        ------------------------------------------------------------------------
         Total                                $ 520         $ 519          $ 544         $ 902          $ 505
                                        ------------------------------------------------------------------------

Loss ratios:
    Commercial - domestic                       .43 %         .53 %          .33 %        1.27 %          .15 %
    Commercial - foreign                       1.12           .37            .78          1.35            .68
    Commercial real estate - domestic          (.11)         (.02)             -          (.02)           .09
    Commercial real estate - foreign            .10             -              -             -              -
    Residential mortgage                        .04           .03            .04           .04            .03
    Home equity lines                           .09           .10            .07           .09            .11
    Bankcard**                                 5.94          5.63           5.49          5.42           6.36
    Direct/Indirect consumer                    .78           .93           1.09           .89            .96
    Consumer finance                            .94          1.22           2.11          2.74           2.59
    Other consumer domestic                       -             -              -             -              -
    Foreign consumer                            .65           .43            .42           .25            .28
         Total                                  .57           .58            .60          1.03            .59

Loss Ratios by Business Segment:
    Consumer Banking                            .70 %         .75 %         1.00 %         .92 %          .98 %
    Commercial Banking                          .27           .19            .40           .06            .11
    Global Corporate and Investment Banking     .56           .55            .35          1.82            .29
    Principal Investing and Asset Management    .35           .24            .01           .02            .01
    Other                                      1.37         (1.55)         58.41        (13.98)          2.47

Allowance for credit losses                $ (7,096)     $ (7,123)      $ (7,122)     $ (7,215)      $ (6,731)

Allowance for credit losses as a percentage
   of loans and leases                         1.95 %        1.96 %         1.99 %        2.05 %         1.95 %
----------------------------------------------------------------------------------------------------------------
*  Managed Bankcard receivable net charge-off $ 294         $ 294          $ 301         $ 312          $ 331
** Managed Bankcard portfolio loss ratios      6.13 %        6.01 %         5.83 %        5.99 %         6.52 %

     Average managed Bankcard receivables  $ 19,204      $ 19,814       $ 20,526      $ 20,657       $ 20,350



Bank of America Corporation
Capital
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                      Second         First            Fourth          Third          Second
                                                      Quarter        Quarter          Quarter        Quarter         Quarter
                                                       1999           1999             1998            1998           1998
                                                 -----------------------------------------------------------------------------------
Beginning common equity                               $46,761       $45,866          $47,245         $46,646        $44,430
   Net income                                           1,915         1,914            1,162             374          2,298
   Dividends                                             (787)         (784)            (778)           (606)          (611)
   Common stock issued                                    330           350               19             407            441
   Common stock repurchased                            (1,722)            -           (1,151)              -              -
   Change in FAS 115 adjustment-net
     unrealized gains (losses)                         (1,007)         (703)            (625)            381            104
   Foreign currency translation
     adjustment and other                                  61           118               (6)             43            (16)
                                                 -----------------------------------------------------------------------------------
Ending common equity                                   45,551        46,761           45,866          47,245         46,646
                                                 -----------------------------------------------------------------------------------

Preferred equity                                           80            70               72              62             63
                                                 -----------------------------------------------------------------------------------

Total shareholders' equity                            $45,631       $46,831          $45,938         $47,307        $46,709
                                                 -----------------------------------------------------------------------------------

FAS 115 adjustment - end of period                     (1,407)         (400)             303             928            547

Total equity as a percentage of total assets             7.43 %        7.62 %           7.44 %          7.96 %         8.17 %
Common equity as a percentage of total assets            7.42          7.61             7.43            7.94           8.16

Risk-based capital ratios (1):
   Tier 1 capital                                    $ 38,145       $38,522          $36,849         $37,456        $18,764
   Tier 1 capital ratio                                  7.38 %        7.40 %           7.06 %          7.29 %         7.32 %
   Total capital                                     $ 57,365       $58,132          $57,055         $57,758        $30,268
   Total capital ratio                                  11.09 %       11.17 %          10.94 %         11.25 %        11.77 %

Leverage ratio (1)                                       6.34          6.47             6.22            6.64           6.21

Risk-weighted assets, net (1)                       $ 517,130      $520,396         $521,637        $513,544       $257,193


(1) Ratios and amounts for all periods prior to the third quarter of 1998 have not been restated to reflect the impact of the BankAmerica merger.



Bank of America Corporation
Consolidated Statement of Income
(Operating Results including Merger-Related Charges)
-------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per-Share Information)
                                                                        Second      First      Fourth      Third      Second
                                                                       Quarter    Quarter     Quarter    Quarter     Quarter
                                                                         1999       1999        1998       1998        1998
                                                                      ---------------------------------------------------------
Interest income
     Interest and fees on loans and leases                               $ 6,853    $ 6,770     $ 7,030    $ 7,084     $ 7,105
     Interest and dividends on securities                                  1,143      1,175       1,191      1,105       1,077
     Federal funds sold and securities
         purchased under agreements to resell                                387        381         486        492         433
     Trading account assets                                                  525        545         612        584         692
     Other interest income                                                   298        330         319        343         330
                                                                      ---------------------------------------------------------
          Total interest income                                            9,206      9,201       9,638      9,608       9,637
                                                                      ---------------------------------------------------------
Interest expense
     Deposits                                                              2,168      2,312       2,598      2,830       2,690
     Short-term borrowings                                                 1,396      1,355       1,422      1,278       1,229
     Trading account liabilities                                             150        129         165        194         262
     Long-term debt                                                          880        805         844        862         830
                                                                      ---------------------------------------------------------
          Total interest expense                                           4,594      4,601       5,029      5,164       5,011
                                                                      ---------------------------------------------------------
Net interest income                                                        4,612      4,600       4,609      4,444       4,626
Provision for credit losses                                                  510        510         510      1,405         495
                                                                      ---------------------------------------------------------
Net interest income after provision for credit losses                      4,102      4,090       4,099      3,039       4,131
Gains on sales of securities                                                  52        130         404        280         120

Noninterest income
    Service charges on deposit accounts                                      900        855         881        855         844
    Mortgage servicing income                                                125        132         103        (93)        207
    Investment banking income                                                555        388         356        376         664
    Trading account profits and fees                                         395        500          96       (529)        232
    Brokerage income                                                         192        184         162        198         188
    Nondeposit-related service fees                                          123        136         150        163         164
    Asset management and fiduciary service fees                              274        243         229        238         261
    Credit card income                                                       448        360         398        379         352
    Other income                                                             510        425         280        818         724
                                                                      ---------------------------------------------------------
          Total noninterest income                                         3,522      3,223       2,655      2,405       3,636
                                                                      ---------------------------------------------------------

Merger-related charges                                                       200          -         600        725        (430)

Other noninterest expense
    Personnel                                                              2,261      2,333       2,301      2,246       2,425
    Occupancy                                                                395        396         413        427         421
    Equipment                                                                339        358         384        346         334
    Marketing                                                                147        147         135        143         145
    Professional fees                                                        166        126         233        206         209
    Amortization of intangibles                                              225        222         223        224         227
    Data processing                                                          214        190         205        195         186
    Telecommunications                                                       140        136         152        142         138
    Other general operating                                                  446        420         493        510         528
    General administrative and other                                         124        125         148        144         154
                                                                      ---------------------------------------------------------
          Total other noninterest expense                                  4,457      4,453       4,687      4,583       4,767
                                                                      ---------------------------------------------------------
Income before income taxes                                                 3,019      2,990       1,871        416       3,550
Income tax expense                                                         1,104      1,076         709         42       1,252
                                                                      ---------------------------------------------------------
Net income                                                               $ 1,915    $ 1,914     $ 1,162      $ 374     $ 2,298
                                                                      ---------------------------------------------------------
Net income available to common shareholders                              $ 1,914    $ 1,912     $ 1,161      $ 372     $ 2,287
                                                                      ---------------------------------------------------------

Per-share information
      Earnings per common share                                           $ 1.10     $ 1.10       $ .67      $ .21      $ 1.32
                                                                      ---------------------------------------------------------
      Diluted earnings per common share                                   $ 1.07     $ 1.08       $ .66      $ .21      $ 1.28
                                                                      ---------------------------------------------------------
      Dividends per common share                                           $ .45      $ .45       $ .45      $ .38       $ .38
                                                                      ---------------------------------------------------------

Average common shares issued and outstanding (in thousands)            1,743,503  1,737,562   1,731,314  1,740,092   1,732,168
                                                                      ---------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)    1,786,844  1,779,708   1,763,055  1,784,418   1,784,712
                                                                      ---------------------------------------------------------

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Country Risk Reporting
--------------------------------------------------------------------------------------------------------------------------------
Binding Exposure by Region, Country of Risk and Category
(Dollars in Millions)                                                                  Total         Increase       Increase
                                                        Net Revaluation                Binding      (Decrease)      (Decrease)
                                                        Gains on         Securities/   Exposure      from           from
                                Trade        Other      Derivatives and     Other      June 30,      March 31,      December 31,
Region/Country                Finance(a)  Financing(b)  FX Products      Investments   1999          1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Asia
  China                           $   29       $   247        $   19       $   54       $   349         $ (94)      $ (100)
  Hong Kong                          157         4,578            21          170         4,926            (7)        (262)
  India                               51         2,094            54          361         2,560           116           42
  Indonesia                            3           487            22           66           578           (99)        (145)
  Japan                               69         1,397         1,488          610         3,564          (454)      (1,497)
  Korea (South)                      664           778            33          358         1,833           (19)         (46)
  Malaysia                            27           574             9           59           669          (100)         (59)
  Pakistan                           121           240            13           22           396           100           44
  Philippines                         79           354             5           61           499            55          (84)
  Singapore                            8         1,485            19          234         1,746           (10)        (260)
  Taiwan                              15         1,878            13          109         2,015          (179)        (275)
  Thailand                             9           565            90          111           775           (79)        (175)
  Other                               21           134             -            5           160             2            7
                              -----------  ------------  ------------  -----------  ------------  ------------  -----------
     Total                         1,253        14,811         1,786        2,220        20,070          (768)      (2,810)

Central and Eastern Europe
  Russian Federation                   -            27             -            6            33           (11)         (27)
  Other                               32           386            20          127           565           (44)        (139)
                              -----------  ------------  ------------  -----------  ------------  ------------  -----------
     Total                            32           413            20          133           598           (55)        (166)

Latin America
  Argentina                           15           830             5          363         1,213           (29)         (54)
  Brazil                             836         1,138             1          928         2,903          (351)        (515)
  Chile                               29         1,190            13           52         1,284          (134)        (367)
  Colombia                            13           501             7           19           540           (39)        (258)
  Mexico                             309         2,466            74        1,326         4,175          (402)        (763)
  Venezuela                           71           207             -          231           509            (8)         (48)
  Other                              211            94             6           99           410            16          (20)
                              -----------  ------------  ------------  -----------  ------------  ------------  -----------
     Total                         1,484         6,426           106        3,018        11,034          (947)      (2,025)
                              -----------  ------------  ------------  -----------  ------------  ------------  -----------

        Total                  $   2,769    $   21,650     $   1,912    $   5,371    $   31,702      $ (1,770)    $ (5,001)
                              -----------  ------------  ------------  -----------  ------------  ------------  -----------


(a)  Includes extensions of credit with maturities of one year or less that are directly related to imports or exports and will be liquidated through the proceeds of international trade.  Such extensions of credit may include acceptances, pre-export financing where there is a firm export sales order, commercial letters of credit, as well as other loans and advances directly related to international trade.
(b)  This category includes time deposits placed and extensions of credit that do not meet the criteria for Trade Finance.
